Exhibit 10.1                                                                                                                                                          Execution Version

UNIT PURCHASE AGREEMENT

by and between

BOARDWALK PIPELINE PARTNERS, LP

and

BOARDWALK PIPELINES HOLDING CORP.

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.1Definitions...1

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BOARDWALK

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

ARTICLE V

COVENANTS

Section 5.1Taking of Necessary Action...........................................................................................................................................................................................12

Section 5.2Payment of Expenses.......................................................................................................................................................................................................12

ARTICLE VI

MISCELLANEOUS

Exhibit A —	Form of Amended and Restated Registration Rights Agreement
Exhibit B —	Form of Opinion of Vinson & Elkins L.L.P.

UNIT PURCHASE AGREEMENT

This UNIT PURCHASE AGREEMENT, dated as of October 30, 2008 (this “Agreement”), is by and between BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (“Boardwalk”), and BOARDWALK PIPELINES HOLDING CORP., a Delaware corporation (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth herein, Boardwalk desires to sell and Purchaser desires to purchase 21,184,609 Common Units (the “Units”) from Boardwalk in accordance with the provisions of this Agreement;

WHEREAS, Boardwalk has agreed to provide the Purchaser with certain registration rights with respect to the Units acquired pursuant hereto; and

WHEREAS, the General Partner (as hereinafter defined) has indicated it intends to exercise its right to make additional capital contributions pursuant to Section 5.2(b) of the Partnership Agreement (such contribution, the “GP 2% Contribution”) in connection with the issuance of the Units contemplated hereby;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions

.  Capitalized terms used but not defined herein have the meanings assigned to such terms in the  Partnership Agreement (as hereinafter defined).  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“BGL” means Boardwalk GP, LLC, a Delaware limited liability company.

“Boardwalk” has the meaning set forth in the introductory paragraph.

“Boardwalk Entity” means Boardwalk and its Subsidiaries.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Kentucky shall not be regarded as a Business Day.

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Units” means the common units representing limited partner interests in Boardwalk.

“Delaware LP Act” has the meaning specified in Section 3.1.

“Delaware LLC Act” has the meaning specified in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“General Partner” means Boardwalk GP, LP, a Delaware limited partnership.

“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s Property.  Unless otherwise specified, all references to Governmental Authority herein with respect to Boardwalk means a Governmental Authority having jurisdiction over Boardwalk, its Subsidiaries or any of their respective Properties.

 “Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Material Adverse Effect” has the meaning specified in Section 3.1.

“NYSE” means The New York Stock Exchange, Inc.

“Operative Documents” means, collectively, this Agreement, the Registration Rights Agreement and any other agreements or instruments executed and delivered by the Parties on even date herewith or at the Closing relating to the issuance and sale of the Units, or any amendments, supplements, continuations or modifications thereto.

“Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of Boardwalk dated June 17, 2008, as amended from time to time.

“Partnership Securities” means any class or series of equity interest in Boardwalk (but excluding any options, rights, warrants and appreciation rights relating to an equity interest in Boardwalk), including without limitation any Common Units, Class B Units, Subordinated Units and Incentive Distribution Rights (as defined in the Partnership Agreement).

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Price” means an amount equal to the product of the number of Units multiplied by the Unit Price.

“Purchaser” has the meaning set forth in the introductory paragraph.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, to be entered into at the Closing, between Boardwalk and the Purchaser in the form attached hereto as Exhibit A.

“Representatives” of any Person means the officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Unitholders” means the unitholders of Boardwalk.

“Unit Price” has the meaning specified in Section 2.1(b).

“Units” has the meaning set forth in the recitals to this Agreement.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

Section 2.1 Sale and Purchase

.

(a) Subject to the terms and conditions hereof, Boardwalk hereby agrees to issue and sell to the Purchaser and the Purchaser hereby agrees to purchase from Boardwalk, 21,184,609 Common Units, and the Purchaser agrees to pay Boardwalk the Unit Price for each Purchased Unit as set forth in paragraph (b) below.

(b) The amount per Unit the Purchaser will pay to Boardwalk to purchase the Units (the “Unit Price”) hereunder shall be $23.13.

Section 2.2 Closing

.  Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York on November 4, 2008 or such other date mutually agreed by the parties (the date of such closing, the “Closing Date”).

Section 2.3 Mutual Conditions

.  The respective obligations of each party to consummate the purchase and issuance and sale of the Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a) no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal; and

(b) there shall not be pending any suit, action or proceeding by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

Section 2.4 The Purchaser’s Conditions

.  The obligation of the Purchaser to consummate the purchase of the Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the Purchaser in writing, in whole or in part, to the extent permitted by applicable Law):

(a) Boardwalk shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Boardwalk on or prior to the Closing Date;

(b) The representations and warranties of Boardwalk contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties of Boardwalk shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

(c) The NYSE shall have authorized, upon official notice of issuance, the listing of the Units.

(d) No notice of delisting from the NYSE shall have been received by Boardwalk with respect to the Common Units; and

(e) Boardwalk shall have delivered, or caused to be delivered, to the Purchaser at the Closing, Boardwalk’s closing deliveries described in Section 2.6.

Section 2.5 Boardwalk’s Conditions

.  The obligation of Boardwalk to consummate the sale of the Units to the Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to the Purchaser (any or all of which may be waived by Boardwalk in writing, in whole or in part, to the extent permitted by applicable Law):

(a) the representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of the Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of the Purchaser made as of a specific date shall be required to be true and correct as of such date only);

(b) the Purchaser shall have delivered, or caused to be delivered, to Boardwalk at the Closing the Purchaser’s closing deliveries described in Section 2.7; and

(c) Boardwalk and the General Partner shall have received an opinion from Vinson & Elkins L.L.P., legal counsel to Boardwalk, dated as of the Closing, in the form and substance of paragraphs (i) – (v) contained on Exhibit B hereto.

Section 2.6 Boardwalk Deliveries

.  At the Closing, subject to the terms and conditions hereof, Boardwalk will deliver, or cause to be delivered, to the Purchaser:

(a) A certificate or certificates representing the Units (bearing the legend set forth in Section 4.9) and meeting the requirements of the Partnership Agreement, free and clear of any Liens, other than transfer restrictions under the Partnership Agreement and applicable federal and state securities laws;

(b) A certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that Boardwalk is in good standing;

(c) A cross-receipt executed by Boardwalk and delivered to the Purchaser certifying that it has received the Purchase Price from the Purchaser as of the Closing Date;

(d) An opinion addressed to the Purchaser from Vinson & Elkins L.L.P., legal counsel to Boardwalk, dated as of the Closing, in the form and substance attached hereto as Exhibit B;

(e) The Registration Rights Agreement in substantially the form attached hereto as Exhibit A, which shall have been duly executed by Boardwalk;

(f) A certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of BGL, in their capacities as such, stating that:

(i) Boardwalk has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Boardwalk on or prior to the Closing Date; and

(ii) The representations and warranties of Boardwalk contained in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of Boardwalk are true and correct in all material respects as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only); and

(g) A certificate of the Secretary or Assistant Secretary of BGL, on behalf of Boardwalk, certifying as to (1) the Partnership Agreement, as amended, (2) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Units and (3) its incumbent officers authorized to execute the Operative Documents, setting forth the name and title and bearing the signatures of such officers.

Section 2.7 Purchaser Deliveries

.  At the Closing, subject to the terms and conditions hereof, the Purchaser will deliver, or cause to be delivered, to Boardwalk:

(a) Payment to Boardwalk of the Purchase Price by wire transfer of immediately available funds to an account designated by Boardwalk in writing at least two Business Days prior to the Closing Date;

(b) The Registration Rights Agreement in substantially the form attached hereto as Exhibit A, which shall have been duly executed by the Purchaser;

(c) A cross-receipt executed by the Purchaser and delivered to Boardwalk certifying that it has received the Units as of the Closing Date;

(d) Such documents and instruments that may be required by the General Partner pursuant to Section 10.4 of the Partnership Agreement (including a properly completed Taxation Certification), which shall have been duly executed by the Purchaser; and

(e) A certificate from the Purchaser, dated the Closing Date and signed by an appropriate officer of the Purchaser, in his or her capacity as such, stating that:

(i) The Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by it on or prior to the Closing Date; and

(ii) The representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality are true and correct as of the Closing Date and all other representations and warranties of the Purchaser are true and correct in all material respects as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BOARDWALK

Boardwalk represents and warrants to the Purchaser as follows:

Section 3.1 Existence

.  Each of the General Partner, BGL and the Boardwalk Entities has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), as applicable, has the full partnership or limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and in good standing as a foreign limited partnership or limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, properties or business of the Boardwalk Entities taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of Boardwalk to any material liability or disability.

Section 3.2 No Conflict

.  None of the offering, issuance and sale by Boardwalk of the Units and the application of the proceeds therefrom, the execution, delivery and performance of the Operative Documents by Boardwalk, or the consummation of the transactions contemplated hereby or thereby (i) conflicts or will conflict with, or constitutes or will constitute a violation of, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement or other organizational documents of the Boardwalk Entities, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Boardwalk Entities is a party, by which any of them is bound or to which any of their respective properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which any of the Boardwalk Entities or any of their respective properties or assets may be subject or (iv) will result in the creation or imposition of any Lien upon any property or assets of any Boardwalk Entity which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

Section 3.3 No Default

.  None of the Boardwalk Entities (i) is in violation of its certificate or agreement of limited partnership, certificate of formation or limited liability company agreement, or other organizational documents, (ii) is in breach of or default under any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject (and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default), (iii) is in violation of any statute, law, ordinance, rule, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) or (iv), as could not reasonably be expected to have a Material Adverse Effect.

Section 3.4 Authority

.  On the Closing Date, Boardwalk will have all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement.  On the Closing Date, all corporate, partnership or limited liability company action, as the case may be, required to be taken by the General Partner, BGL and Boardwalk for the authorization, issuance, sale and delivery of the Units, the execution and delivery of the Operative Documents and the consummation of the transactions contemplated hereby and thereby shall have been validly taken.

Section 3.5 Due Authorization

.  Each of the Operative Documents has been duly and validly authorized and has been or, with respect to the Operative Documents to be delivered at the Closing Date, will be, validly executed and delivered by Boardwalk and constitutes, or will constitute, the legal, valid and binding obligations of Boardwalk, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 3.6 Valid Issuance

.  The Units to be issued and sold by Boardwalk to the Purchaser hereunder have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

Section 3.7 No Preemptive or Registration Rights

.  Except as set forth in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock or partnership or membership interests of any of the Boardwalk Entities, in each case pursuant to any other agreement or instrument to which any of such entities is a party or by which any one of them may be bound.  Except as contemplated by this Agreement and the Registration Rights Agreement or provided for in the Partnership Agreement, (i) neither the execution of this Agreement, nor the issuance of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Partnership Securities, and (ii) there are no contracts, agreements or understandings between any Boardwalk Entity and any person granting such person the right to require Boardwalk to file a registration statement under the Securities Act with respect to any securities of Boardwalk owned or to be owned by such person, or to require Boardwalk to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by Boardwalk under the Securities Act.

Section 3.8 Periodic Reports

.  Boardwalk has filed all forms, reports, schedules and statements required to be filed by it under the Exchange Act subsequent to December 31, 2007 and when they were filed with the Commission, each such form, report, schedule and statement conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 3.9 Litigation

.  Except as described in Boardwalk’s Annual Report on Form 10-K for the year ended December 31, 2007, there are no legal or governmental proceedings pending to which any Boardwalk Entity is a party or to which any property or asset of any Boardwalk Entity is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby, and to the knowledge of Boardwalk, no such proceedings are threatened by Governmental Authorities or others.

Section 3.10 Certain Fees

.  No fees or commissions are or will be payable by Boardwalk to brokers, finders, or investment bankers with respect to the sale of any of the Units or the consummation of the transaction contemplated by this Agreement.  Boardwalk agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by Boardwalk or alleged to have been incurred by Boardwalk in connection with the sale of the Units or the consummation of the transactions contemplated by this Agreement.

Section 3.11 No Side Agreements

.  There are no agreements by, among or between Boardwalk or any of its Affiliates, on the one hand, and the Purchaser or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 3.12 No Registration

.  Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 and Section 4.7, the issuance and sale of the Units pursuant to this Agreement is exempt from registration requirements of the Securities Act of 1933, as amended.

Section 3.13 No Integration

.  Neither Boardwalk nor any of its Subsidiaries have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act of 1933, as amended) that is or will be integrated with the sale of the Units in a manner that would require registration under the Securities Act of 1933, as amended.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to Boardwalk that:

Section 4.1 Existence

.  The Purchaser is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware, with all corporate power and authority to own properties and to conduct its business as currently conducted.

Section 4.2 Authorization, Enforceability

.  The Purchaser has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by the Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of the Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 4.3 No Breach

.  The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property or assets of the Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of the Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or the property or assets of the Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.4 Certain Fees

.  No fees or commissions are or will be payable by the Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Units or the consummation of the transaction contemplated by this Agreement.  The Purchaser agrees that it will indemnify and hold harmless Boardwalk from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by the Purchaser or alleged to have been incurred by the Purchaser in connection with the purchase of the Units or the consummation of the transactions contemplated by this Agreement.

Section 4.5 No Side Agreements

.  There are no other agreements by, among or between the Purchaser and any of its Affiliates, on the one hand, and Boardwalk or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 4.6 Investment

.  The Units are being acquired for the Purchaser’s own account and with no intention of distributing the Units or any part thereof, and the Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Units under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder).  If the Purchaser should in the future decide to dispose of any of the Units, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, which may include a sale contemplated by any registration statement pursuant to which such securities are being offered, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.7 Nature of Purchaser

.  The Purchaser represents and warrants to, and covenants and agrees with, Boardwalk that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

Section 4.8 Restricted Securities

.  The Purchaser understands that the Units are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from Boardwalk in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In this connection, the Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.

Section 4.9 Legend

.  It is understood that the certificates evidencing the Units will bear the legend required by the Partnership Agreement as well as the following legend:  “These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold or offered for sale in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.  These securities may be pledged in connection with a bona fide margin account or other loan secured by such securities.”

ARTICLE V

COVENANTS

Section 5.1 Taking of Necessary Action

.  Each of the Parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement.  Such actions may include, but shall not be limited to, promptly executing and delivering any further agreements, documents and instruments, and taking or forbearing to take any such further action as the other party may reasonably request in order to more effectively carry out the provisions of the Agreement.

Section 5.2 Payment of Expenses

.  Boardwalk hereby agrees to reimburse the Purchaser, upon demand, for its reasonable out-of-pocket expenses incurred in connection with (i) the preparation of the Operative Documents , (ii) the issue, sale and delivery of the Units and (iii) any listing of the Units on any securities exchange or qualification of the Units for quotation on the NYSE.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Interpretation and Survival of Provisions

.  Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by the Purchaser, such action shall be in the Purchaser’s sole discretion unless otherwise specified in this Agreement.  If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect.   The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 6.2 Survival of Provisions

.  The representations and warranties set forth in Sections 3.1, 3.4, 3.6, 3.7, 3.10, 3.11, 3.12, 4.4, 4.5, 4.7, 4.8 and 4.9 hereunder shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth herein shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of Boardwalk or the Purchaser.  The covenants made in this Agreement or any other Operative Document shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Units and payment therefor and repayment, conversion, exercise or repurchase thereof.

Section 6.3 No Waiver; Modifications in Writing

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(a) Delay.  No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

(b) Specific Waiver.  Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination.  Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by Boardwalk from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Boardwalk in any case shall entitle Boardwalk to any other or further notice or demand in similar or other circumstances.

Section 6.4 Binding Effect; Assignment

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(a) Binding Effect.  This Agreement shall be binding upon Boardwalk, the Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

(b) Assignment of Rights.  All or any portion of the rights and obligations of the Purchaser under this Agreement may be transferred by the Purchaser to any Affiliate of the Purchaser without the consent of Boardwalk.  No portion of the rights and obligations of the Purchaser under this Agreement may be transferred by the Purchaser to a non-Affiliate without the written consent of Boardwalk (which consent shall not be unreasonably withheld by Boardwalk).

Section 6.5 Communications

.  All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to the Purchaser:

Boardwalk Pipelines Holding Corp.
9 Greenway Plaza, Suite 2800
Houston, TX 77046
Attention:  Corporate Secretary
Facsimile: (866) 459-7336

with a copy to:
Loews Corporation
667 Madison Avenue
New York, NY 10021
Attention:  Corporate Secretary
Facsimile: (212) 521-2997

(b) If to Boardwalk:

Boardwalk Pipeline Partners, LP
9 Greenway Plaza, Suite 2800
Houston, TX 77046
Attention:  Corporate Secretary
Facsimile: (866) 459-7336

or to such other address as Boardwalk or the Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 6.6 Removal of Legend

.  The Purchaser may request Boardwalk to remove the legend described in Section 4.9 from the certificates evidencing the Units by submitting to Boardwalk such certificates, together with an opinion of counsel to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be. Boardwalk shall cooperate with the Purchaser to effect the removal of such legend.

Section 6.7 Entire Agreement

.  This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by Boardwalk or any of its Affiliates or the Purchaser or any of its Affiliates set forth herein or therein.  This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 6.8 Governing Law

.  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

Section 6.9 Execution in Counterparts

.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 6.10 Termination

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(a) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by either party, upon a breach in any material respect by the other party of any covenant or agreement set forth in this Agreement.

(b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.

(c) In the event of the termination of this Agreement as provided in this Section 6.10, this Agreement shall forthwith become null and void.  In the event of such termination, there shall be no liability on the part of any party hereto; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

Section 6.11 Recapitalization, Exchanges, Etc. Affecting the Units

.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of Boardwalk or any successor or assign of Boardwalk (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Units, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

[Signature pages follow.]

Exhibit 10.1                                                                                                      Execution Version

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

BOARDWALK PIPELINE PARTNERS, LP

By:	BOARDWALK GP, LP
(its General Partner)

By:	BOARDWALK GP, LLC
(its General Partner)

By:
Name: Jamie L. Buskill
Title: Chief Financial Officer

BOARDWALK PIPELINES HOLDING CORP.

By:
Name: Jamie L. Buskill
Title: Chief Financial Officer

Signature Page to Unit Purchase Agreement

Exhibit 10.1                                                                                                      Execution Version

Exhibit A – Form of Amended and Restated Registration Rights Agreement

Incorporated by reference to Exhibit 4.1 to the 8-K filed by Boardwalk Pipeline Partners, LP on November 4, 2008

Exhibit A to Purchase Agreement

Exhibit 10.1                                                                                                      Execution Version

Exhibit B – Form of Opinion of Vinson & Elkins L.L.P.

Capitalized terms used but not defined herein have the meanings assigned to such terms in the  Unit Purchase Agreement (the “Purchase Agreement”). Boardwalk shall furnish to the Purchaser at the Closing an opinion of Vinson & Elkins L.L.P., counsel for Boardwalk, addressed to the Purchaser and dated the Closing Date in form satisfactory to the Purchaser, stating that:

(i) The Units to be issued and sold to the Purchasers by Boardwalk pursuant to the Purchase Agreement and the limited partner interests represented thereby, have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Purchaser against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued in accordance with the terms of the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(ii) Except for the approvals required by the Commission in connection with Boardwalk’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, filing, declaration, qualification or registration with, any Governmental Authority is required for the issuance and sale by Boardwalk of the Units, the execution, delivery and performance by Boardwalk of the Operative Documents or the consummation of the transactions contemplated by the Operative Documents, except those that have been obtained or as may be required under state securities or “Blue Sky” laws, as to which we do not express any opinion.

(iii) Assuming the accuracy of the representations and warranties of the Purchaser and Boardwalk contained in the Purchase Agreement, the issuance and sale of the Units by Boardwalk to the Purchaser solely in the manner contemplated by the Purchase Agreement is exempt from registration requirements of the Securities Act of 1933, as amended; provided that such counsel will express no opinion as to any subsequent sale.

(iv) None of the offering, issuance and sale by Boardwalk of the Units, or the execution, delivery and performance of the Operative Documents (A) constitutes or will constitute a violation of the Partnership Agreement, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any agreement filed or incorporated by reference as an exhibit to Boardwalk’s Annual Report on Form 10-K for the period ended December 31, 2007  or (C) results or will result in any violation of the Delaware Revised Uniform Limited Partnership Act or U.S. federal law, which in the case of clauses (B) or (C) would be reasonably expected to have a Material Adverse Effect; provided, however, that no opinion is expressed pursuant to this paragraph (v) with respect to federal or state securities or anti-fraud statutes, rules or regulations.

(v) Each of Operative Documents has been duly authorized and validly executed and delivered by Boardwalk, and is enforceable against Boardwalk in accordance with its terms, except as the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

Exhibit B to Purchase Agreement